Q3 2025 EARNINGS SUPPLEMENT NOVEMBER 5, 2025

LEGAL DISCLAIMER This earnings supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, estimates of future EBITDA, the timing and performance of new store openings, future reductions in cost of capital and leverage ratio, our ability to conduct future accretive acquisitions and our pipeline of new store locations. Forward-looking statements generally use words such as “expect,” “foresee,” “anticipate,” “believe,” “project,” “should,” “estimate,” “will,” “plans,” “forecast,” and similar expressions, and reflect our expectations concerning the future. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward- looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of this earnings supplement. 2

Q3 2025 HIGHLIGHTS 3 -5.5% Sales Decline (1) System-Wide -3.5% SSS Decline (2) System-Wide 13 New Store Openings (3) Q3 2025 $140.0mm Total Revenue Q3 2025 $13.1mm Adj. EBITDA (4) Q3 2025 $567.5mm System-Wide Sales (1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. (2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. (3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. (4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q3 2025 RESULTS 4 (1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. Royalties $22.4mm $21.6mm Q3 2024 Q3 2025 Systemwide Sales Revenue $143.4mm $140.0mm Q3 2024 Q3 2025 Adj. EBITDA (1) $14.1mm $13.1mm Q3 2024 Q3 2025 $600.7mm $567.5mm Q3 2024 Q3 2025

2025 STRATEGIC FOCUS 5 Accelerate Build-Out of 1,000+ Unit New Store Pipeline Drive Adj. EBITDA Growth ~$10mm from New Stores ~$5mm from Factory Maintain Strong Liquidity Continue to Build Net Asset Value for Future Liquidity (Debt Reduction) Event Grow Factory Production to Utilize ~55% Excess Capacity via Expanded Organic Channels & 3rd Party Dough & Mix Manufacturing Re-franchise Fazoli’s 57 Company-Owned Restaurants

APPENDIX

DEFINITIONS “EBITDA,” a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles (“GAAP”) and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted EBITDA,” a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company’s recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix. “Adjusted net loss,” a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non- GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix. “Same-store sales growth” or “SSS” a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. “System-wide sales growth,” a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period. I

CONSOLIDATED STATEMENT OF OPERATIONS II FAT Brands Inc. Consolidated Statements of Operations Thirteen Weeks Ended Thirty-Nine Weeks Ended (In thousands, except share and per share data) September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 Revenue Royalties $ 21,582 $ 22,353 $ 65,524 $ 67,618 Restaurant sales 96,643 99,238 298,446 312,587 Advertising fees 9,143 9,708 28,573 29,569 Factory revenues 9,649 9,490 28,711 28,599 Franchise fees 1,503 2,576 3,817 5,170 Other revenue 1,489 — 3,792 3,829 Total revenue 140,009 143,365 428,863 447,372 Costs and expenses General and administrative expense 42,665 34,481 120,125 94,044 Cost of restaurant and factory revenues 94,613 96,792 288,760 295,955 Depreciation and amortization 7,909 10,736 26,682 31,176 Refranchising loss (gain) 24 157 (7) 1,840 Advertising fees 12,164 10,032 34,787 37,275 Total costs and expenses 157,375 152,198 470,347 460,290 Loss from operations (17,366) (8,833) (41,484) (12,918) Other (expense) income, net Interest expense (37,101) (31,109) (103,496) (90,318) Interest expense related to preferred shares (4,418) (4,418) (13,253) (13,253) Net gain on extinguishment of debt 357 — 206 427 Other income (loss), net 173 (252) 218 (800) Total other expense, net (40,989) (35,779) (116,325) (103,944) Loss before income tax provision (58,355) (44,612) (157,809) (116,862) Income tax provision 1,100 143 3,326 5,568 Net loss (59,455) (44,755) (161,135) (122,430) Less: Net loss attributable to non-controlling interest 1,236 — 2,759 — Net loss attributable to FAT Brands Inc. $ (58,219) $ (44,755) $ (158,376) $ (122,430) Net loss attributable to FAT Brands Inc. $ (58,219) $ (44,755) $ (158,376) $ (122,430) Dividends on preferred shares (2,317) (1,935) (6,858) (5,736) $ (60,536) $ (46,690) $ (165,234) $ (128,166) Basic and diluted loss per common share $ (3.39) $ (2.74) $ (9.30) $ (7.54) Basic and diluted weighted average shares outstanding 17,872,052 17,052,007 17,758,765 16,999,889 Cash dividends declared per common share $ — $ 0.14 $ — $ 0.42

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION III FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation Thirteen Weeks Ended Thirty-Nine Weeks Ended (In thousands) September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 Net loss attributable to FAT Brands Inc. $ (58,219) $ (44,755) $ (158,376) $ (122,430) Interest expense, net 41,519 35,527 116,749 103,571 Income tax provision 1,100 143 3,326 5,568 Depreciation and amortization 7,909 10,736 26,682 31,176 EBITDA (7,691) 1,651 (11,619) 17,885 Bad debt expense 1,784 2,348 2,986 787 Share-based compensation expenses 3,541 539 16,672 1,961 Non-cash lease expenses (41) 398 694 1,786 Refranchising loss (gain) 24 157 (7) 1,840 Litigation costs 4,594 6,175 16,656 17,835 Severance — 384 — 425 Net loss related to advertising fund deficit 2,971 1,563 5,718 4,985 Net gain on extinguishment of debt (357) — (206) (427) Pre-opening expenses 7 844 702 935 Store closure expense 8,285 — 8,285 — Adjusted EBITDA $ 13,117 $ 14,059 $ 39,881 $ 48,012

ADJUSTED NET LOSS RECONCILIATION IV FAT Brands Inc. Adjusted Net Loss Reconciliation Thirteen Weeks Ended Thirty-Nine Weeks Ended (In thousands, except share and per share data) September 28, 2025 September 29, 2024 September 28, 2025 September 29, 2024 Net loss attributable to FAT Brands Inc. $ (58,219) $ (44,755) $ (158,376) $ (122,430) Refranchising loss (gain) 24 157 (7) 1,840 Net gain on extinguishment of debt (357) — (206) (427) Litigation costs 4,594 6,175 16,656 17,835 Severance — 384 — 425 Store closure expense 8,285 — 8,285 — Tax adjustments, net (1) 236 22 521 937 Adjusted net loss $ (45,437) $ (38,017) $ (133,127) $ (101,820) Net loss $ (58,219) $ (44,755) $ (158,376) $ (122,430) Dividends on preferred shares (2,317) (1,935) (6,858) (5,736) $ (60,536) $ (46,690) $ (165,234) $ (128,166) Adjusted net loss $ (45,437) $ (38,017) $ (133,127) $ (101,820) Dividends on preferred shares (2,317) (1,935) (6,858) (5,736) $ (47,754) $ (39,952) $ (139,985) $ (107,556) Loss per basic and diluted share $ (3.39) $ (2.74) $ (9.30) $ (7.54) Adjusted net loss per basic and diluted share $ (2.67) $ (2.34) $ (7.88) $ (6.33) Weighted average basic and diluted shares outstanding 17,872,052 17,052,007 17,758,765 16,999,889 (1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

CONTACT INVESTOR RELATIONS: MEDIA RELATIONS: ICR MICHELLE MICHALSKI IR-FATBRANDS@ICRINC.COM 646-277-1224 FAT BRANDS ERIN MANDZIK EMANDZIK@FATBRANDS.COM 860-212-6509